UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2020

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	TWI	New York Stock Exchange

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 11, 2020, Titan International, Inc. (Titan or the Company) held its Annual Meeting of Stockholders (Annual Meeting) to consider and act upon the following matters:

•
Election of Richard M. Cashin Jr., Gary L. Cowger, Max A. Guinn, Mark H. Rachesky, MD, Paul G. Reitz, Anthony L. Soave, and Maurice M. Taylor, Jr. as directors to serve one-year terms and until their successors are elected and qualified.

•
Ratification of the selection of Grant Thornton LLP by the Board of Directors as the independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2020.

•	Approval, in a non-binding advisory vote, of the 2019 compensation paid to the Company's named executive officers.

Of the 60,602,294 shares of Titan common stock outstanding on the record date, there were a total of 53,731,639 shares of Titan common stock (or 88.66% of total shares outstanding) represented, in person or by proxy, at the Annual Meeting.

Proposal 1: Election of Directors

The following nominees for election to the Titan International, Inc. Board of Directors, Messrs. Guinn, Rachesky, Reitz, Soave and Taylor, were duly elected for a one-year term. Messrs. Cashin and Cowger did not receive the necessary vote to be reelected and will serve on the Board of Directors until their respective successors are appointed or elected.

The number of votes cast for or against (or withheld) and the number of broker non-votes with respect to Proposal 1 voted upon, as applicable, are set forth below:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Richard M. Cashin Jr.	20,628,964	23,048,248	10,054,427
Gary L. Cowger	19,506,128	24,171,084	10,054,427
Max A. Guinn	42,471,111	1,206,101	10,054,427
Mark H. Rachesky, MD	21,933,131	21,744,081	10,054,427
Paul G. Reitz	42,797,868	879,344	10,054,427
Anthony L. Soave	22,480,996	21,196,216	10,054,427
Maurice M. Taylor, Jr.	42,132,614	1,544,598	10,054,427

Proposal 2: Ratification of Independent Registered Public Accounting Firm of Grant Thornton LLP

The selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2020 was ratified by the following vote:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
53,129,107	552,064	50,468	—

Proposal 3:  Non-Binding Advisory Vote of the 2019 Compensation Paid to the Named Executive Officers

The non-binding advisory resolution on 2019 executive compensation was approved by the following vote:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
27,768,783	14,914,252	994,177	10,054,427

Item 8.01 OTHER EVENTS

On June 11, 2020, the Board of Directors had unanimously approved the suspension of the Company’s quarterly common stock dividend until further notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	June 15, 2020	By:	/s/ MICHAEL G. TROYANOVICH
Michael G. Troyanovich
Secretary and General Counsel